UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2019

DUNKIN’ BRANDS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35258	20-4145825
(Commission File Number)	(IRS Employer Identification Number)
130 Royall Street
Canton, Massachusetts 02021
(Address of registrant’s principal executive office)
(781) 737-3000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 20, 2019 (the “Pricing Date”), DB Master Finance LLC (the “Master Issuer”), a limited-purpose, bankruptcy remote, wholly-owned indirect subsidiary of Dunkin’ Brands Group, Inc. (the “Company”), DB Master Finance Parent LLC, DB Franchising Holding Company LLC, DB Mexican Franchising LLC, DD IP Holder LLC, BR IP Holder, BR UK Franchising LLC, Dunkin’ Donuts Franchising LLC, Baskin-Robbins Franchising LLC, DB Real Estate Assets I LLC and DB Real Estate Assets II LLC, each of which is a limited-purpose, bankruptcy remote, wholly-owned indirect subsidiary of the Company (collectively, the “Guarantors”), the Company, Dunkin’ Brands Holdings, Inc., and Dunkin’ Brands, Inc., as manager, entered into a Note Purchase Agreement dated March 20, 2019 (the “Purchase Agreement”), a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, with Guggenheim Securities, LLC and Barclays Capital Inc., as representatives of the initial purchasers named in Schedule I attached thereto, relating to the issuance and sale of $1.7 billion aggregate principal amount of notes consisting of $600 million Series 2019-1 3.787% Fixed Rate Senior Secured Notes, Class A-2-I with an anticipated term of 4.75 years, $400 million Series 2019-1 4.021% Fixed Rate Senior Secured Notes, Class A-2-II with an anticipated term of 7 years, and $700 million Series 2019-1 4.352% Fixed Rate Senior Secured Notes, Class A-2-III with an anticipated term of 10 years in an offering exempt from registration under the Securities Act of 1933, as amended. The Purchase Agreement contains customary closing conditions and the offering is anticipated to close on April 30,2019.

Item 7.01. Regulation FD Disclosure.

The Company intends to update its previously issued fiscal 2019 performance targets for net interest expense, GAAP diluted earnings per share, and diluted adjusted earnings per share following the closing of  the offering contemplated by the Purchase Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1
Purchase Agreement dated March 20, 2019 among DB Master Finance LLC as Master Issuer, DB Master Finance Parent LLC, DB Franchising Holding Company LLC, DB Mexican Franchising LLC, DD IP Holder LLC, BR IP Holder, BR UK Franchising LLC, Dunkin’ Donuts Franchising LLC, Baskin-Robbins Franchising LLC, DB Real Estate Assets I LLC and DB Real Estate Assets II LLC, each as Guarantor, Dunkin’ Brands, Inc., as manager, the Company and Dunkin’ Brands Holdings, Inc., as parent companies, and Guggenheim Securities, LLC and Barclays Capital Inc., as representatives of the initial purchasers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNKIN’ BRANDS GROUP, INC.

By:	/s/ Katherine Jaspon
Katherine Jaspon
Chief Financial Officer

Date: March 20, 2019